UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  December 16, 2011

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number

1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 16, 2011, Armando J. Olivera, President and Chief Executive Officer of Florida Power & Light Company (FPL), notified the Board of Directors of NextEra Energy, Inc. and of FPL of his decision to retire from FPL effective May 2, 2012. To facilitate an orderly succession, Eric E. Silagy, who currently serves as the Senior Vice President, Regulatory and State Governmental Affairs, of FPL, was appointed as FPL's President, effective December 16, 2011. Mr. Olivera will continue to serve as FPL's Chief Executive Officer until his retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

NEXTERA ENERGY, INC.
FLORIDA POWER & LIGHT COMPANY
(Registrants)

Date:  December 19, 2011

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel NextEra Energy, Inc. Executive Vice President Florida Power & Light Company

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